UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
November 5, 2007 (October 31, 2007)
AMERICAN HOMEPATIENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-19532	62-1474680
(State or other jurisdiction of	(Commission File	(Employer
incorporation)	Number)	Identification Number)
5200 Maryland Way, Suite 400, Brentwood ,TN 37027-5018
(Address of principal executive offices)
(615) 221-8884
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     The Board of Directors of American HomePatient, Inc. (the “Company”) amended Sections 5.1 and 5.2 of the Company’s Bylaws (the “Bylaws”), effective as of October 31, 2007, to allow for the issuance of uncertificated shares. By being able to issue uncertificated shares, the Company may now participate in the Direct Registration System (“DRS”). DRS allows investors to have securities registered in their names without the issuance of physical certificates and allows investors to electronically transfer securities to broker-dealers in order to effect transactions without the risks and delays associated with transferring physical certificates. The amendment to the Bylaws also provides that each registered stockholder shall be entitled to a stock certificate upon request.
     The amendment to the Bylaws is attached hereto as Exhibit 3.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits

Number	Exhibit
3.1	Amendment to Bylaws of American HomePatient, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN HOMEPATIENT, INC.
By:	/s/ Stephen L. Clanton
Stephen L. Clanton
Executive Vice President and Chief Financial Officer

Date: November 5, 2007

EXHIBIT INDEX

Number	Exhibit
3.1	Amendment to Bylaws of American HomePatient, Inc.